Gallery Trust

(The “Trust”)

Mondrian Global Equity Value Fund

(the “Fund” )

Supplement dated March 28, 2025

to the Fund’s Summary Prospectus and Prospectus, each dated March 1, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

The Board of Trustees of the Trust has approved a change in classification of the Mondrian Global Equity Value Fund from a non-diversified company to a diversified company. Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	The last paragraph of the “Mondrian Global Equity Value Fund - Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted.

2.	The “Non-Diversification Risk” disclosure in the “Mondrian Global Equity Value Fund - Principal Risks” section of the Prospectus and Summary Prospectus is deleted.

3.	The last paragraph of the “More Information About the Funds’ Investment Objectives and Strategies - Mondrian Global Equity Value Fund” section of the Prospectus is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MON-SK-007-0300

Gallery Trust

(The “Trust”)

Mondrian Global Equity Value Fund

(the “Fund”)

Supplement dated March 28, 2025

to the Fund’s Statement of Additional Information (“SAI”), dated March 1, 2025

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

The Board of Trustees of the Trust has approved a change in classification of the Mondrian Global Equity Value Fund from a non-diversified company to a diversified company. Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	The “Diversification” disclosure in “The Trust” section of the SAI is deleted and replaced with the following:

Diversification. Each Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of the Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, the Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below.

2.	The first Fundamental Policy disclosed under the “Investment Limitations – Fundamental Policies” section of the SAI is deleted and replaced with the following:

Each Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MON-SK-008-0300